UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of the earliest event reported) December 31, 2009

MANITEX INTERNATIONAL, INC.

(Exact Name of Registrant as Specified in Its Charter)

Michigan	001-32401	42-1628978
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7402 W. 100th Place, Bridgeview, Illinois	60455
(Address of Principal Executive Offices)	(Zip Code)

(708) 430-7500

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

Purchase Agreement

On December 31, 2009, Manitex Load King, Inc. (the “Purchaser”), a Michigan corporation and a wholly owned subsidiary of Manitex International, Inc. (the “Company”), entered into a purchase agreement (the “Purchase Agreement”) with Genie Industries, Inc. (the “Seller”), a subsidiary of Terex Corporation, to acquire substantially all of the Seller’s operating assets and business operations, including the Seller’s manufacturing facilities and offices located in Elk Point, South Dakota, and certain liabilities relating to its Load King specialized low-bed, heavy-haul, bottom-dump and platform trailer manufacturing business. The consideration for the purchase consisted of: (1) $100,000 of cash, (2) 130,890 shares of the Company’s Common Stock which is equal to $250,00 based on the average of the closing price of $1.91 for twenty consecutive trading days ending December 30, 2009, and (3) a Promissory Note for $2,750,000 (the “Promissory Note”).

In the event that the Purchaser’s gross revenue for any of calendar years 2010, 2011 or 2012 is equal to or greater than $30,000,000, then Purchaser shall pay to Seller as additional Purchase Price a one-time payment in the amount of $750,000. Such additional promissory note, if any, shall be in substantially the same form and contain the same terms as the Promissory Note, except that the term of such additional note shall commence the month after the principal amount of the Promissory Note is paid in full and continue for three years from the date thereof.

The Purchaser has made customary covenants and representations and warranties in the Purchase Agreement. The Seller has also made covenants in the Purchase Agreement as well as certain representations and warranties as to, among other things, organization, authority, title to assets, environmental matters, accounts receivable, litigation, compliance with laws, taxes, intellectual property and product liability.

The description of the Purchase Agreement set forth above is not complete and is qualified in its entirety by reference to the Purchase Agreement, a copy of which is attached as Exhibit 2.1 to this Current Report on Form 8-K.

A copy of the press release issued by the Company announcing the transaction is filed as Exhibit 99.1 to this Current Report on Form 8-K.

Promissory Note

Under the Promissory Note, dated December 31, 2009, the Purchaser is obligated to make equal annual principal payments of $458,333.33 on the last day of each year commencing on December 31, 2011 and ending on December 31, 2016 (the “Maturity Date”). Accrued interest under the Promissory Note will be payable quarterly in arrears on the last day of each calendar quarter, commencing on March 31, 2010, through and including the Maturity Date. The unpaid principal balance of the Promissory Note will bear interest at 6% per annum. The Promissory Note is secured by the collateral granted to the Seller under the terms of the Security Agreement described below.

The Note is subject to acceleration upon the occurrence of customary events of default, including the Purchaser’s failure to pay when due any principal or interest, and such principal or interest remains unpaid for more than 30 days from its due date.

The description of the terms of the Promissory Note set forth above is not complete and is qualified in its entirety by reference to the Promissory Note, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by this reference.

Manitex Stock Note

In connection with the Load King acquisition, the Purchaser executed the Share Promissory Note on December 31, 2009 (the “Manitex Stock Note”) in the amount of $250,000 to ensure the delivery to the Seller of 130,890 shares of the Company’s Common Stock as provided for in the Purchase Agreement. The Manitex Stock Note will be settled by the delivery of the above referenced shares.

The description of the terms of the Manitex Stock Note set forth above is not complete and is qualified in its entirety by reference to the Manitex Stock Note, a copy of which is attached as Exhibit 10.2 to this Current Report on Form 8-K and incorporated herein by this reference.

Security Agreement

Under the Security Agreement, dated December 31, 2009 (“Security Agreement”), the Purchaser grants a security interest in all of the Purchaser’s machinery and equipment and a mortgage on certain real property in South Dakota (the “Collateral”) to the Seller.

The Collateral secures the performance and payment of the Promissory Note dated December 31, 2009 in the amount of $2,750,000 and the Manitex Stock Note dated December 31, 2009 in the amount of $250,000. Under the terms of the Security Agreement, upon default all the indebtedness becomes due and payable.

The secured party, upon default, will also have all the rights and remedies of a secured party provided by the Uniform Commercial Code and remedies possessed by the Secured Party, whether pursuant to this Security Agreement, the Promissory Note, Manitex Stock Note, Asset Purchase Agreement or otherwise, to the extent permitted by applicable law. The Security Agreement contains customary events of default, including (1) the Company’s failure to pay principal and interest when due, (2) the failure to honor or perform any of the terms or conditions of the Security Agreement or (3) any “Events of Default” under the Promissory Note.

The description of the terms and conditions of the Security Agreement set forth herein does not purport to be complete and is qualified in its entirety by reference to the full text of the Security Agreement, attached as Exhibit 10.3 to this Current Report on Form 8-K and incorporated herein by this reference.

Item 2.01	Completion of Acquisition or Disposition of Assets.

On December 31, 2009, the Purchaser acquired substantially all of the Seller’s operating assets and business operations, including the Seller’s manufacturing facilities and offices located in Elk Point, South Dakota, and certain liabilities relating to its Load King specialized low-bed, heavy-haul, bottom-dump and platform trailer manufacturing business under the terms of the Purchase Agreement described in Item 1.01 of this Current Report on Form 8-K and incorporated herein by this reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information included in Item 1.01 of this Current Report on Form 8-K regarding the Promissory Note, the Manitex Stock Note and Security Agreement is incorporated herein by this reference.

Item 3.02	Unregistered Sales of Equity Securities.

The information included in Item 1.01 of this Current Report on Form 8-K relating to the issuance of the Company’s Common Stock pursuant to the Purchase Agreement is incorporated herein by this reference.

The shares of Common Stock issued pursuant to the Purchase Agreement were issued without registration under the Securities Act of 1933, as amended (the “Securities Act”), in reliance on the exemptions provided by Section 4(2) of the Securities Act and Regulation D promulgated thereunder.

Item 9.01	Financial Statements Exhibits.

(a) Financial Statements of Business Acquired.

The required financial statements will be filed as soon as practicable, but in any event no later than 71 calendar days after the date by which this Current Report on Form 8-K is required to be filed.

(b) Pro Forma Financial Information.

The required pro forma financial statements will be filed as soon as practicable, but in any event no later than 71 calendar days after the date by which this Current Report on Form 8-K is required to be filed.

(d) Exhibits.

See the Exhibit Index set forth below for a list of exhibits included with this Current Report on Form 8-K.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunder duly authorized.

Date: January 6, 2010

MANITEX INTERNATIONAL, INC.

By:	/s/ DAVID H. GRANSEE
Name:	David H. Gransee
Title:	Vice President & Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

2.1	Asset Purchase Agreement, effective December 31, 2009, between the Genie Industries, Inc. and Manitex Load King, Inc.

10.1	Promissory Note of Manitex Load King, Inc., dated December 31, 2009, to Genie Industries, Inc.

10.2	Share Promissory Note of Manitex Load King, Inc., dated December 31, 2009, to Genie Industries, Inc.

10.3	Security Agreement, dated December 31, 2009, between Manitex Load King, Inc. and Genie Industries, Inc.

99.1	Press release dated January 4, 2010.